UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 26, 2009
Hubbell Incorporated
(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

584 Derby Milford Road, Orange,
Connecticut	06477

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 203 799 4100
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 26, 2009, Hubbell Incorporated announced its intention to offer, subject to market and other conditions, 2,600,000 shares of its Class B common stock, pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission.
     A copy of the press release announcing the offering is attached to this report as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Document Description
99.1	Press Release dated October 26, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hubbell Incorporated
October 26, 2009	By:	/s/ Richard W. Davies
		Name:	Richard W. Davies
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Document Description
99.1	Press Release dated October 26, 2009.